Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Short TSLA Option Income Strategy ETF (CRSH)

YieldMax® Short NVDA Option Income Strategy ETF (DIPS)

YieldMax® Short COIN Option Income Strategy ETF (FIAT)

Each listed on NYSE Arca, Inc.

November 14, 2025

Supplement to the Summary Prospectuses, Prospectus,

and Statement of Additional Information (“SAI”),

each dated February 28, 2025, as supplemented

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the YieldMax® Short TSLA Option Income Strategy ETF, YieldMax® Short NVDA Option Income Strategy ETF and YieldMax® Short COIN Option Income Strategy ETF (each a “Fund”). After the close of trading on NYSE Arca, Inc. (the “Exchange”) on December 1, 2025 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Reverse Split Ratio	Approximate decrease in total number of outstanding shares
1:10	90%

Effective after the close of the market on the Effective Date, each Fund’s CUSIP will change as noted in the table below:

	Old CUSIP	New CUSIP
YieldMax® Short TSLA Option Income Strategy ETF	88636J519	88636X609
YieldMax® Short NVDA Option Income Strategy ETF	88636J485	88636X500
YieldMax® Short COIN Option Income Strategy ETF	88636J477	88636X302

As a result of this reverse split, every 10 shares of each Fund will be exchanged for 1 share of such Fund. Accordingly, the total number of issued and outstanding shares for each Fund will decrease by approximately 90%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately ten times higher. Shares of each Fund will begin trading on the Exchange on a split-adjusted basis on December 2, 2025.

The next day’s opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for each Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	1,000	$10	$10,000
After Reverse Split	100	$100	$10,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of a Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.